UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 12, 2025

MILESTONE PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Québec	001-38899	Not applicable
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Dr. Frederik-Philips Boulevard,
Suite 420
Montréal, Québec CA	H4M 2X6
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (514) 336-0444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MIST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On December 15, 2025, Milestone Pharmaceuticals Inc. (“Milestone” or the “Company”) provided a corporate presentation that may be used in connection with presentations at conferences and investor meetings. The full text of the Company’s corporate presentation is filed as Exhibit 99.1 hereto, and incorporated herein by reference, and may also be accessed through the “Investors & Media” section of the Company’s website at www.milestonepharma.com.

The Company intends to use its website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Such disclosures will be included on its website in the “Investors & Media” section. Accordingly, investors should monitor such portions of its website, in addition to following press releases, filings with the U.S. Securities Exchange Commission (the “SEC”) and public conference calls and webcasts.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, or the Securities Act. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any other filing with the SEC, made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events

On December 12, 2025, the Company issued a press release announcing that the U.S. Food and Drug Administration has approved the Company’s New Drug Application for CARDAMYST (etripamil) nasal spray for the management of paroxysmal supraventricular tachycardia (PSVT). A copy of the press release is filed herewith as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Corporate Presentation, dated December 15, 2025
99.2	Press Release dated December 12, 2025
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILESTONE PHARMACEUTICALS INC.

By:	/s/Amit Hasija
Amit Hasija
Chief Financial Officer

Dated: December 15, 2025